UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 31, 2017

TEXAS PACIFIC LAND TRUST

(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2770, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:  214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results Of Operations And Financial Condition.

Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of a Report of Operations — Unaudited, announcing certain of its financial results for the three month and twelve month periods ended December 31, 2016, which was released to the press on January 31, 2017. A copy of the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
	(d)	Exhibits.
		99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Month and Twelve Month Periods Ended December 31, 2016 and 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date: January 31, 2017	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Month and Twelve Month Periods Ended December 31, 2016 and 2015.